THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND
                                 ("REGISTRANT")
                                   FORM N-SAR
                               FILE NO. 811-09221
                    FOR THE ANNUAL PERIOD ENDED MAY 31, 2003

Sub-Item 77K: Changes in Registrant's certifying accountants.

See the letters from the registrant and independent accountants filed as Exhibits Sub-Item 77Q1(f).

Sub-Item 77Q1(f): Letters from the registrant and the independent accountants furnished pursuant to sub-items 77K-77L.